Exhibit 99.1

VIDEO SOLUTIONS BUSINESS OF KUSTOM ENTERTAINMENT, INC.

(formerly Digital Ally, Inc.)

ABBREVIATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2025 and 2024

and the Six Months Ended June 30, 2026 and 2025 (unaudited)

Index to Abbreviated Financial Statements

Page
Independent Auditor’s Report	1-2
Abbreviated Financial Statements:
Statements of Assets Acquired and Liabilities Assumed	3
Statements of Revenues and Direct Expenses	4
Notes to the Abbreviated Financial Statements	5 - 9

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of Kustom Entertainment, Inc.

Opinion

We have audited the abbreviated financial statements of the Video Solutions Business of Kustom Entertainment, Inc. (formerly Digital Ally, Inc.) (the “Business”), which comprise the Statements of Assets Acquired and Liabilities Assumed as of December 31, 2025 and 2024, and the related Statements of Revenues and Direct Expenses for the years then ended, and the related notes to the abbreviated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the assets acquired and liabilities assumed of the Business as of December 31, 2025 and 2024, and its revenues and direct expenses for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Business and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis of Accounting

As discussed in Note 1 to the financial statements, the financial statements have been prepared for the purposes of complying with the rules and regulations of the U.S. Securities and Exchange Commission and are not intended to be a complete presentation of the Business’ financial position or results of operations. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with U.S. GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

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In performing an audit in accordance with U.S. GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business’ internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Victor Mokuolu, CPA PLLC

Houston, Texas

October 8, 2026

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VIDEO SOLUTIONS BUSINESS OF KUSTOM ENTERTAINMENT, INC.

(formerly Digital Ally, Inc.)

STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

	June 30, 2026	December 31, 2025	December 31, 2024
	(Unaudited)
Assets acquired
Accounts receivable, net	$86,812	$382,082	$126,474
Subscription receivables, current	2,690,503	3,219,647	3,988,994
Inventories, net	1,498,601	2,129,453	2,212,774
Prepaid expenses	261,995	333,930	318,636
Total current assets acquired	4,537,911	6,065,112	6,646,878
Property, plant and equipment, net	63,834	87,368	176,546
Operating lease right-of-use assets	109,711	147,937	219,966
Intangible assets, net	168,024	182,211	197,800
Subscription receivables, long-term	2,178,923	2,976,758	4,889,289
Other assets	82,216	125,249	205,585
Total non-current assets acquired	2,602,708	3,519,523	5,689,186
Total assets acquired	$7,140,619	$9,584,635	$12,336,064

Liabilities assumed
Accounts payable	$193,935	$316,089	$874,324
Accrued expenses	138,824	113,455	270,780
Customer deposits	61,054	101,387	246,916
Deferred revenue, current	3,009,194	3,239,340	3,210,396
Operating lease liabilities, current	81,180	78,007	72,029
Total current liabilities assumed	3,484,187	3,848,278	4,674,445
Deferred revenue, long-term	3,613,846	4,739,356	6,317,472
Operating lease liabilities, long-term	28,531	69,930	147,937
Total long-term liabilities assumed	3,642,377	4,809,286	6,465,409
Total liabilities assumed	7,126,564	8,657,564	11,139,854
Net assets acquired and liabilities assumed	$14,055	$927,071	$1,196,210

See accompanying notes to the abbreviated financial statements.

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VIDEO SOLUTIONS BUSINESS OF KUSTOM ENTERTAINMENT, INC.

(formerly Digital Ally, Inc.)

STATEMENTS OF REVENUES AND DIRECT EXPENSES

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025	Year Ended December 31, 2025	Year Ended December 31, 2024
	(Unaudited)	(Unaudited)
Net revenues
Product	$475,517	$492,364	$1,184,079	$1,983,769
Service	1,775,102	1,770,589	3,916,678	3,758,002
Total net revenues	2,250,619	2,262,953	5,100,757	5,741,771
Direct expenses
Cost of revenue, product	1,177,774	649,009	1,523,613	1,780,283
Cost of revenue, service and other	625,542	687,406	1,259,293	1,252,213
Research and development expense	274,838	268,228	551,447	1,339,673
Selling, advertising and promotional expense	238,129	204,211	426,047	1,153,839
General and administrative expense	945,816	1,009,181	1,990,187	2,874,683
Total direct expenses	3,262,099	2,818,035	5,750,587	8,400,691
Revenues less direct expenses	$(1,011,480)	$(555,082)	$(649,830)	$(2,658,920)

See accompanying notes to the abbreviated financial statements.

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VIDEO SOLUTIONS BUSINESS OF KUSTOM ENTERTAINMENT, INC.

(formerly Digital Ally, Inc.)

NOTES TO THE ABBREVIATED FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF THE TRANSACTION AND BASIS OF PRESENTATION

Description of the Transaction:

On June 24, 2026, Kustom Entertainment, Inc. (“Kustom” or the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Cycurion, Inc. (“Cycurion”), pursuant to which the Company agreed to sell the assets and transfer certain specified liabilities of its Video Solutions business (the “Business”). On July 23, 2026, the parties amended the APA to extend the closing date and to replace the warrants originally contemplated with shares of Cycurion’s Series H Preferred Stock, and Cycurion paid the Company a non-refundable extension payment of $250,000, which was credited against the cash consideration at closing. The sale was completed on August 3, 2026. Total consideration consists of $1,250,000 in cash, including the $250,000 extension payment, a secured promissory note in the principal amount of $4,250,000 bearing interest at 7% per annum over a three-year term, shares of Cycurion’s Series H Preferred Stock, and a revenue-based earn-out and clawback arrangement based on 2026 and 2027 performance, each capped at $500,000 per year and $1,000,000 in the aggregate. The purchase price was determined by reference to the financial position of the Business as of June 30, 2026. There is no material relationship between the Company or its affiliates and Cycurion other than in connection with the transaction.

Description of the Business:

The Business develops, sells, and services video hardware, camera products, software and related solutions for law enforcement, public safety and commercial customers under the Digital Ally brand, including in-car video systems, body-worn cameras, and cloud-based digital evidence management and warranty solutions offered through both hardware sales and subscription models.

Basis of Presentation:

The accompanying statements of assets acquired and liabilities assumed and statements of revenues and direct expenses (collectively, the “abbreviated financial statements”) were prepared in accordance with the recognition and measurement principles of accounting principles generally accepted in the United States of America (“U.S. GAAP”) for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), including Rule 3-05 of Regulation S-X, as amended by SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses. They are not intended to be a complete presentation of the financial position, results of operations, or cash flows of the Business.

The Business historically operated as an integrated part of the Company rather than as a separate legal entity. Separate stand-alone financial statements have not previously been prepared for the Business, and the Company has not maintained the distinct and separate accounts necessary to prepare such financial statements. The Business did not maintain separate cash accounts, and its cash activities were commingled with those of the Company and funded through the Company’s centralized cash management function; no cash or cash equivalents were conveyed to Cycurion in the transaction. Because the transaction was structured as a purchase of assets and an assumption of specified liabilities rather than a purchase of equity interests, no legal entity or equity interests were transferred, and the Business did not maintain separate equity accounts. Accordingly, it is impracticable to prepare complete financial statements of the Business, including statements of cash flows and statements of equity.

The abbreviated financial statements were derived from the accounting records of the Company and reflect the historical carrying amounts of the assets acquired and liabilities assumed as recorded by the Company. They do not reflect any purchase accounting or fair value adjustments arising from Cycurion’s acquisition of the Business. The statements of assets acquired and liabilities assumed include only the assets acquired and liabilities assumed pursuant to the APA. Assets and liabilities not acquired or assumed are excluded, including cash and cash equivalents, corporate facilities and other corporate assets, leases of real property other than 6366 College Boulevard and equipment leases retained by the Company and the related right-of-use assets and lease liabilities, intercompany balances, income tax balances, litigation reserves retained by the Company, and corporate-level debt.

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Attribution of Costs and Expenses:

The statements of revenues and direct expenses include costs and expenses directly attributable to the revenue-producing activities of the Business, including cost of revenue, research and development, selling, advertising and promotional, and general and administrative expenses. Direct expenses were identified on the basis of whether the underlying cost obligation transferred with, or terminated upon, the sale of the Business, rather than on the basis of general ledger departmental coding or time- or usage-based allocation. Accordingly, the costs of employees, contractors, and contracts that transferred with the Business are included in full by specific identification, including such costs historically recorded in corporate or shared departmental accounts and the full cost of transferring personnel who historically supported both the Business and the Company’s other operations. No time- or usage-based allocations were used.

The statements of revenues and direct expenses exclude the costs of corporate-level functions that remain with the Company following the sale and that were not directly associated with the revenue-producing activities of the Business, as well as interest expense, other income (expense), and income taxes. These retained corporate-level functions include executive management, board of directors, corporate accounting and audit, legal, treasury, insurance administration, and public-company costs. Such retained corporate-level costs were not historically attributed to the Business in the Company’s accounting records, and any allocation of such costs would be arbitrary and would not be indicative of the costs the Business will incur as part of Cycurion. The basis of attribution described above is consistent with the basis on which the Business is presented as discontinued operations in the Company’s consolidated financial statements. The financial information presented herein is not indicative of the results that would have been achieved had the Business operated as a separate, stand-alone entity during the periods presented, nor of the results to be expected in future periods.

Unaudited Interim Information:

The statement of assets acquired and liabilities assumed as of June 30, 2026, and the statements of revenues and direct expenses for the six months ended June 30, 2026 and 2025 are unaudited. In the opinion of management, such unaudited interim information reflects all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation on the basis of presentation described herein. Results for the interim periods are not necessarily indicative of results for a full year.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates:

The preparation of the abbreviated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and direct expenses. Significant estimates include allowances for doubtful accounts on trade and subscription receivables, the inventory valuation reserve, warranty accruals, useful lives of long-lived assets, standalone selling prices used in the allocation of revenue, the incremental borrowing rate on leases, and the determination of costs directly attributable to the Business as described in Note 1. Actual results could differ from those estimates.

Accounts Receivable and Subscription Receivables:

Trade accounts receivable are carried at original invoice amount less an allowance for credit losses estimated under the current expected credit loss (“CECL”) model in ASC 326-20, based on individual customer evaluation, customer financial condition and credit history, current economic conditions, and reasonable and supportable forecasts. Subscription receivables represent amounts due from customers under multi-year subscription and lease-style arrangements for hardware and related services and are presented in current and long-term portions based on contractual collection dates, net of allowances. Trade accounts receivable are presented net of allowances for doubtful accounts of $90,000, $10,262, and $13,286 on June 30, 2026, December 31, 2025, and December 31, 2024, respectively, and subscription receivables are presented net of allowances of $165,000, $75,000, and $25,000 at June 30, 2026, December 31, 2025, and December 31, 2024, respectively.

Inventories:

Inventories consist of electronic parts, circuitry boards, camera parts and ancillary parts (collectively, “components”), work-in-process, and finished goods, carried at the lower of cost or net realizable value, with cost determined by standard cost methods, which approximate the first-in, first-out method. Inventory costs include material, labor, and manufacturing overhead. Manufacturing inventory is reviewed for obsolescence and excess quantities on a quarterly basis, based on estimated future use of quantities on hand, which is determined based on past usage, planned changes to products, and known trends in markets and technology. Changes in support plans or technology could have a significant impact on obsolescence. To support its service operations, the Business maintains service spare parts inventory consisting of both consumable and repairable spare parts; consumables are charged to cost of revenue when issued during a service call, and the net carrying value of repairable spare parts is reduced over the related product group’s post-production service life, which is generally seven to twelve years.

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Property, Plant and Equipment:

Property, plant and equipment is stated at cost, net of accumulated depreciation. Additions and improvements are capitalized, while ordinary maintenance and repair expenditures are charged to expense as incurred. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets, which range from two to seven years; leasehold improvements are depreciated over the shorter of their estimated useful lives or the remaining lease term. The cost and accumulated depreciation of assets sold or retired are removed from the accounts, and any resulting gain or loss is recognized in the statements of revenues and direct expenses. Depreciation ceased upon classification of the Business as held for sale during the three months ended June 30, 2026.

Intangible Assets:

Intangible assets consist principally of patents, trademarks and trade names, and license agreements. Legal expenses incurred in preparation of patent applications are deferred and amortized over the useful lives of granted patents; costs of applications not granted are charged to expense at that time. The Business has entered into sublicense agreements under which it has been assigned exclusive rights to certain licensed materials used in its products; upfront payments under such agreements are capitalized and amortized on a straight-line basis over their estimated useful lives. Long-lived assets, including property, plant and equipment, operating lease right-of-use assets, and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Amortization of intangible assets ceased upon classification of the Business as held for sale during the three months ended June 30, 2026.

Leases:

The Business determines whether an arrangement is, or contains, a lease at inception. Operating lease right-of-use assets and operating lease liabilities are recognized at the lease commencement date based on the present value of lease payments over the lease term. As the rate implicit in the lease is not readily determinable, the Company’s incremental borrowing rate at the commencement date is used to determine the present value of lease payments. Lease expense is recognized on a straight-line basis over the lease term and is included in general and administrative expense. Leases with an initial term of twelve months or less are not recorded on the statements of assets acquired and liabilities assumed, and the related lease expense is recognized on a straight-line basis over the lease term. The Business’s lease relates to office space; the Business has no finance leases.

Revenue Recognition:

The Business recognizes revenue in accordance with ASC 606, Revenue from Contracts with Customers. Product revenue is recognized when control of the product is transferred to the customer, which typically occurs at shipment; customers do not have a right to return products other than for warranty reasons. Service and other revenue is comprised of revenues from extended warranties, repair services, cloud revenue, and software revenue; revenue for extended warranty, cloud services, and other software-based products is recognized on a straight-line basis over the contract or service period, and repair services revenue is recognized upon customer acceptance. In arrangements with multiple performance obligations, the transaction price is allocated to each performance obligation based on its relative standalone selling price. Amounts invoiced or received in advance of the satisfaction of performance obligations are recorded as deferred revenue. The Business reports revenues on a gross basis, net of sales taxes.

Warranty:

Products of the Business carry explicit product warranties that extend up to two years from the date of shipment. A provision for estimated warranty costs is recorded based upon historical warranty loss experience and is periodically adjusted to reflect actual experience; accrued warranty costs are included within accrued expenses. As the Business has continued its transition to subscription-based arrangements in which devices are provided as part of the service arrangement, the volume of products subject to assurance-type warranties has declined and anticipated assurance-type warranty costs are not significant. Accrued warranty costs included within accrued expenses were $0, $0, and $11,615 at June 30, 2026, December 31, 2025, and December 31, 2024, respectively. When a customer purchases an extended warranty, the associated proceeds are treated as deferred revenue and recognized over the term of the extended warranty.

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Customer Deposits:

Customer deposits consist of amounts received from customers in advance of shipment of products, together with customer overpayments and other unapplied customer credits. Advance payments are recognized as revenue when the related performance obligations are satisfied; overpayments and unapplied credits are applied against amounts due from customers or refunded.

NOTE 3. INVENTORIES

Inventories consisted of the following:

	June 30, 2026	December 31, 2025	December 31, 2024
	(Unaudited)
Raw material and component parts	$2,633,275	$2,829,039	$2,589,804
Work-in-process	43,581	-	4,906
Finished goods	994,320	1,149,538	1,655,316
Reserve for excess and obsolete inventory	(2,172,575)	(1,849,124)	(2,037,252)
Total inventories, net	$1,498,601	$2,129,453	$2,212,774

During the year ended December 31, 2025, the Business changed the method used to estimate the reserve for excess and obsolete inventory from specific identification of slow-moving product lines and items to a method that also applies reserve percentages by product line based on the number of years in which the items have had no sales or usage activity. The change has been accounted for prospectively as a change in accounting estimate, and the reserve as of December 31, 2025, was determined under the current method. The reserve as of December 31, 2024, was determined under the previous method; had the current method been applied as of December 31, 2024, the reserve for excess and obsolete inventory would have been $2,097,795, and cost of revenue, product for the year ended December 31, 2024 would have been $60,543 higher.

NOTE 4. SUBSCRIPTION RECEIVABLES

The Business offers subscription and lease-style purchasing programs under which customers, principally law enforcement agencies, acquire hardware and related cloud, warranty, and service offerings for a periodic fee over a multi-year term. Amounts contractually due from customers under these arrangements are recorded as subscription receivables, with $2,690,503, $3,219,647, and $3,988,994 classified as current and $2,178,923, $2,976,758, and $4,889,289 classified as long-term as of June 30, 2026, December 31, 2025, and December 31, 2024, respectively, net of allowances described in Note 2. These arrangements are accounted for as revenue contracts with customers under ASC 606, with unbilled contractual amounts recorded as subscription receivables and amounts billed in advance recorded as deferred revenue.

NOTE 5. DEFERRED REVENUE

Deferred revenue consists of amounts invoiced or received in advance of the satisfaction of performance obligations, principally under multi-year extended warranty, cloud subscription and evidence management, and prepaid installation arrangements. Deferred revenue expected to be recognized within one year is classified as current. Deferred revenue totaled $6,623,040, $7,978,696, and $9,527,868 as of June 30, 2026, December 31, 2025, and December 31, 2024, respectively, of which $3,009,194, $3,239,340, and $3,210,396 was classified as current. As of December 31, 2025, deferred revenue consisted of extended warranty contracts of $2,461,161, cloud subscription and evidence management services of $5,510,365, and prepaid installation services of $7,170. Deferred revenue is recognized as the related performance obligations are satisfied, generally on a straight-line basis over contract terms extending up to five years.

Deferred revenue activity for the year ended December 31, 2024, was as follows:

	December 31, 2024
	December 31, 2023	Additions/ Reclass	Recognized Revenue	December 31, 2024
Deferred revenue, current	$2,926,468	$3,728,331	$3,444,403	$3,210,396
Deferred revenue, non-current	7,340,459	(1,022,987)	—	6,317,472

	$10,266,927	$2,705,344	$3,444,403	$9,527,868

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Deferred revenue activity for the year ended December 31, 2025, was as follows:

	December 31, 2025
	December 31, 2024	Additions/ Reclass	Recognized Revenue	December 31, 2025
Deferred revenue, current	$3,210,396	$3,598,270	$3,569,326	$3,239,340
Deferred revenue, non-current	6,317,472	(1,578,116)	—	4,739,356

	$9,527,868	$2,020,154	$3,569,326	$7,978,696

Deferred revenue activity for the six months ended June 30, 2026, was as follows:

	June 30, 2026
	December 31, 2025	Additions/ Reclass	Recognized Revenue	June 30, 2026
Deferred revenue, current	$3,239,340	$1,519,111	$1,749,257	$3,009,194
Deferred revenue, non-current	4,739,356	(1,125,510)	—	3,613,846

	$7,978,696	$393,601	$1,749,257	$6,623,040

Additions/Reclass reflects amounts invoiced during the period, net of cancellations, and the reclassification of deferred revenue from non-current to current as performance obligations become due within one year.

NOTE 6. REVENUES

The Business operates as a single product line comprising video hardware and related software and services. Disaggregation of net revenues between product and service revenue is presented on the face of the statements of revenues and direct expenses. Revenues are derived solely from customers located in the United States, and all of the Business’s long-lived assets are located within the United States. Product revenue and repair services revenue are recognized at a point in time. Extended warranty, cloud and other software-based service revenue is recognized over time.

NOTE 7. LEASES

The Business leases office space at 6366 College Boulevard, Overland Park, Kansas under an operating lease expiring October 31, 2027, measured using the Company’s incremental borrowing rate of 8%. Operating lease right-of-use assets and lease liabilities were $109,711, $147,937, and $219,966 as of June 30, 2026, December 31, 2025, and December 31, 2024, respectively, of which $81,180, $78,007, and $72,029 of the liabilities were current. Operating lease cost, included in general and administrative expense, was $43,512, $43,512, $87,023, and $14,504 for the six months ending June 30, 2026 and 2025 and the years ended December 31, 2025 and 2024, respectively.

NOTE 8. RELATED PARTY TRANSACTIONS AND CORPORATE SUPPORT SERVICES

The Business was operated as part of the Company during the periods presented; accordingly, the Company is a related party of the Business. The Company provided the Business with treasury and cash management, payroll processing, benefits administration, insurance, legal, information technology, and other corporate support services. As described in Note 1, the costs of corporate functions that remain with the Company and are not directly associated with the revenue-producing activities of the Business are excluded from the statements of revenues and direct expenses, while the costs of personnel and obligations that transferred with the Business, including such costs recorded in corporate or shared departmental accounts, are included. Intercompany balances between the Business and the Company or its other businesses are excluded from the statements of assets acquired and liabilities assumed. There were no significant sales or purchases between the Business and the Company’s other businesses during the periods presented.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Business is subject to various claims and legal proceedings arising in the ordinary course of business. Litigation reserves and related obligations of the Company were retained by the Company and are not reflected in the statements of assets acquired and liabilities assumed, which include only the liabilities specifically assumed by Cycurion pursuant to the APA. Product warranty obligations are described in Note 2.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through October 8, 2026, the date the abbreviated financial statements were available to be issued. On August 3, 2026, the Company completed the sale of the Business to Cycurion as described in Note 1. No other events were identified requiring recognition or disclosure in the abbreviated financial statements.

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